UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2023

Applied Optoelectronics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36083	76-0533927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13139 Jess Pirtle Blvd.
Sugar Land, Texas 77478

(Address of principal executive offices) (Zip Code)

(281) 295-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Trading Name of each exchange on which registered
Common Stock, Par value $0.001	AAOI	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 9, 2023, Applied Optoelectronics, Inc. (the “Company”), entered into a Third Amendment to Lease (the “Amendment”) with Albany Road-Breck Exchange, LLC (the “Lessor”), successor-in-interest to ROIB2 Breckinridge, LLC, covering Suite 112 (the “Existing Premise”) located in 3305 Breckinridge Boulevard, Duluth, Georgia 30096 (the “Building”). The Amendment, effective as of June 9, 2023 (the “Effective Date”), amends: the original Lease between the Company and Lessor, dated November 5, 2015, subsequent First Amendment to Lease, dated October 8, 2018 and Second Amendment to Lease dated November 11, 2019, (collectively, the “Existing Lease”).

Pursuant to the Amendment, the Company and Lessor agree to extend the Existing Lease term from December 31, 2024 to December 31, 2025, representing a one-year extension. The Company further agrees to lease an additional 1,274 rentable square feet of office space located in Suite 114 of the Building from the Lessor (the “Expansion Premise”). Starting on July 1, 2023, the Existing Premise will be for all purposes under the Amendment expanded to include the Expansion Premise, increasing the total rentable square footage from 6,253 rentable square feet to 7,527 rentable square feet. From the Effective Date through and including June 30, 2023, base rent for the Existing Premise shall be as set forth in the Existing Lease. Base rent commencing on July 1, 2023 and continuing through and including December 31, 2025 shall be as follows:

Period	Monthly Base Rent
July 1, 2023 – Dec. 31, 2023	$8,643.51
Jan. 1, 2024 – Dec. 31, 2024	$8,902.81
Jan. 1, 2025 – Dec. 31, 2025	$9,169.89

The foregoing description of the Amendment does not purport to be a complete statement of the parties’ rights and obligations under the Amendment and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the Amendment is incorporated by reference herein and made a part hereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Third Amendment to Lease, dated June 9, 2023, between Applied Optoelectronics, Inc. and Albany Road-Breck Exchange LLC.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2023	Applied Optoelectronics, Inc.

By: /s/ David C. Kuo
Name: David C. Kuo
Senior Vice President and Chief Legal Officer

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